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                                 EXHIBIT 7.1

                           JOINT FILING AGREEMENT



     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Ethyl Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 29th day of September, 1997.

                                 ESL PARTNERS, L.P.

                                 By:  RBS Partners, L.P., its general partner
                                 By:  ESL Investments, Inc., its general partner


                                      By:  /s/ Edward S. Lampert
                                         -------------------------------------
                                           Edward S. Lampert
                                           President


                                 ESL LIMITED

                                 By:  ESL Investment Management, LLC, its
                                       investment manager


                                      By:  /s/ Edward S. Lampert
                                         -------------------------------------
                                           Edward S. Lampert
                                           Managing Member


                                 ESL INSTITUTIONAL PARTNERS, L.P.

                                 By:  RBS Investment Management, LLC, its
                                       general partner


                                      By:  /s/ Edward S. Lampert
                                         -------------------------------------
                                           Edward S. Lampert
                                           Managing Member





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